UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	EZRA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2026, Oak Street Funding LLC (“Oak Street”) and RELI Exchange, LLC, Altruis Benefit Consultants, Inc., Southwestern Montana Insurance Center, LLC (“SMI”) and UIS Agency, LLC f/k/a Commercial Coverage Solutions LLC, each a wholly owned subsidiary of Reliance Global Group, Inc. (the “Company”) (collectively, the “Borrowers”), entered into a Sixth Amendment to Master Credit Agreement and Credit Documents (the “Sixth Amendment”) amending the Master Credit Agreement, dated as of April 3, 2019, between the Borrowers and Oak Street, as previously amended (the “Credit Agreement”). The Credit Agreement had required that the proceeds of any sale of assets by a Borrower be applied in full to repay the obligations outstanding thereunder.

Under the Sixth Amendment, Oak Street approved a sale of SMI (the “Transaction”), provided that fifty percent (50%) of the proceeds of the Transaction, totaling $1,207,324.67 (the “Loan Paydown”), be applied to the term loan designated Loan ID 121393 rather than the full amount of such proceeds, permitting the Company to retain the balance, and provided that upon receipt of the Loan Paydown Oak Street will release SMI as a Borrower and release its security interests and liens on SMI’s assets. Effectiveness was subject to customary conditions precedent, including payment of a $15,000 amendment fee.

As a condition to the Sixth Amendment, each guarantor under the Credit Agreement—the Company, Reliance Global Holdings, LLC, Reliance Insurtech, LLC, Kush Benefit Solutions, LLC, Ezra S. Beyman, Debra S. Beyman and Yaakov A. Beyman—delivered a Reaffirmation of Credit Documents consenting to the Sixth Amendment, reaffirming its guarantee and releasing Oak Street from claims arising on or prior to the effective date thereof. Ezra S. Beyman is the Company’s Chairman and Chief Executive Officer, and Reliance Global Holdings, LLC is an entity affiliated with Mr. Beyman.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Sixth Amendment and the Company’s Reaffirmation of Credit Documents, filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the anticipated benefits of the Transaction.

These statements are subject to risks and uncertainties, including that the anticipated benefits of the Transaction and the Loan Paydown may not be realized, that the Company may require additional capital that may not be available on acceptable terms or at all, and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1†	Purchase and Contribution Agreement, dated to be effective as of September 1, 2026, by and among Southwestern Montana Insurance Center, LLC, Reliance Global Group, Inc. and Scali, LLC, dba Scali Insurance Group (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 9, 2026).
10.1*	Sixth Amendment to Master Credit Agreement and Credit Documents, dated as of September 4, 2026, by and among Oak Street Funding LLC, RELI Exchange, LLC, Altruis Benefit Consultants, Inc., Southwestern Montana Insurance Center, LLC and UIS Agency, LLC f/k/a Commercial Coverage Solutions LLC.
10.2*	Reaffirmation of Credit Documents, dated as of September 4, 2026, by and between Reliance Global Group, Inc. and Oak Street Funding LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith.

† Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: September 11, 2026	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer